UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-713 2000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1.  Reports to Stockholders.

SMA Relationship Trust

June 30, 2016

SMA Relationship Trust

Series G

Series M

Series S

Series T

Semiannual Report

Table of contents
SMA Relationship Trust—Series G
Letter to shareholders	3
Performance at a glance	6
Industry diversification	7
Portfolio of investments	8
SMA Relationship Trust—Series M
Letter to shareholders	11
Performance at a glance	14
Summary of municipal securities by state	15
Portfolio of investments	16
SMA Relationship Trust—Series S
Letter to shareholders	20
Performance at a glance	24
Industry diversification	25
Portfolio of investments	26
SMA Relationship Trust—Series T
Letter to shareholders	29
Performance at a glance	32
Industry diversification	33
Portfolio of investments	34
Explanation of expense disclosure	47
Statement of assets and liabilities	50
Statement of operations	52
Statement of changes in net assets	54
Financial highlights
SMA Relationship Trust—Series G	56
SMA Relationship Trust—Series M	57
SMA Relationship Trust—Series S	58
SMA Relationship Trust—Series T	59
Notes to financial statements	60
General information	75
Board approval of investment advisory and sub-advisory agreements (unaudited)	76

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SMA Relationship Trust—Series G

August 15, 2016

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2016.

Portfolio performance

For the six-month reporting period, the Fund returned -4.09%. During the same period, its benchmark, the MSCI World ex-USA Index (net) (the "Index"), returned -2.98%.

The Fund produced a negative return during the reporting period, driven by broad-based stock selection. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 6.)

Market overview

The US economy was resilient and continued to expand during the reporting period. The US Department of Commerce ("Commerce Department") reported that gross domestic product ("GDP") expanded at a 1.4% seasonally adjusted annualized rate during the fourth quarter of 2015. Economic activity in the US then moderated, as GDP growth was 1.1% for the first quarter of 2016. However, the pace of growth then accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.1

From a global perspective, the International Monetary Fund's ("IMF") forecasts paint a picture of overall modest growth. With the implications of the United Kingdom's decision to leave the European union ("Brexit") still very much unfolding, the extent of uncertainty complicates the already difficult task of macroeconomic forecasting. The IMF's baseline global growth forecast in its July 2016 World Economic Outlook has been revised down modestly relative to the April 2016 World Economic Outlook. More specifically, the IMF estimates that 2016 growth in the eurozone will be 1.6%, slightly slower than its 1.7% expansion in 2015. Japan's economy is projected to grow a tepid 0.3% in 2016, versus 0.5% in 2015. Among emerging market countries, the IMF believes that growth will be 4.1% in 2016, a slight improvement from 4.0% in 2015.

The global equity market was highly volatile at times and produced mixed results during the reporting period. Investors in both the US and abroad were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the UK's vote to leave the European Union. All told, the US

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Charles Burbeck
UBS Asset Management (Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

1  Based on the Commerce Department's initial estimate announced on July 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series G

stock market, as measured by the S&P 500 Index, gained 3.84% for the six months ended June 30, 2016.2 Meanwhile, international equities generated mixed results. International developed equities were unable to overcome several bouts of investor risk aversion, and the MSCI EAFE Index (net) fell 4.42% during the period.3 In contrast, emerging market equities benefited from strong rallies in March and June 2016, and the MSCI Emerging Markets Index (net), rose 6.41% over the same period.4

Portfolio commentary

What worked:

The Fund's performance is typically driven by stock selection, and sector allocations are a by-product of our bottom-up stock selection process.

•  Having been the best performing stock in the portfolio in 2015, KDDI Corp. was yet again the biggest contributor to results for the six months ended June 2016. Our thesis for owning the company has centered on declining competition and rising average revenue per unit in the Japanese telecommunications market. Our expectations have largely been met as the competitive landscape has changed, and all three Japanese telecommunications companies have turned their focus away from gaining market share to growing profits. We believe KDDI Corp. continues to trade at an attractive valuation.

•  The Fund's position in Sony Corp. of Japan worked particularly well during the reporting period. The market is beginning to appreciate the radical changes that the company is making to address its previously underperforming electronics and media businesses. In particular, operational improvements, better capital allocation and the latent value in the PlayStation franchise are becoming more widely recognized.

•  Improved sentiment about China and other emerging markets during the period was reflected in the performance of Jardine Matheson Holdings Ltd. of Hong Kong. Jardine Matheson is a holding company for Asian-based businesses, encompassing property, auto and motorcycle manufacturing, and retail. While the discount has narrowed, we believe the share price continues to reflect an undervaluation of the company's high-quality assets.

What didn't work:

Several stocks produced disappointing price performance and detracted from performance during the reporting period.

•  The largest detractors in the portfolio were within the financials sector. Some of the European holdings were the weakest for the portfolio, namely Intesa Sanpaolo of Italy, Lloyds Banking Group of the UK and Austria's Erste Group Bank. We believe these price moves reflect uncertainty and negative sentiment rather than underlying fundamentals, and we retain conviction in all three companies.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series G

•  Fears of weaker UK consumption post the Brexit vote weighed on some of the portfolio's UK holdings, with Associated British Foods ("AB Foods"), Next and TUI all being significant detractors from results. We took advantage of the price weakness to increase our allocation to AB Foods and initiated sales of Next and TUI in favor of Tesco at the end of June, given the latter's superior and more predictable upside potential.

•  The Fund's holding in Ireland's Ryanair was also a notable detractor from results. The airline continues to be held with conviction given its strong market position as the lowest cost base in Europe. In addition, we believe it has an extremely attractive valuation, both in absolute terms and relative to its history.

Outlook

While the recent "leave/remain" decision in the UK could always have gone either way, the subsequent "new" news was that the resignation of the UK Prime Minister and upheaval throughout both the government and opposition parties is likely to delay any clear plan for disentangling the UK from the European Union. Having already seen the impact of uncertainty on corporate decision making, it is likely that the corporate earnings cycle, both in the UK and beyond, is weakened for the next several months or quarters. Over the medium- to longer-term, an environment of slowing growth across the UK and the eurozone—which has a higher probability now than previously—is likely to make the more stable earnings streams from companies less affected by the European Union referendum relatively more attractive.

By continuing to exploit stock by stock mispricing, we believe that we can both mitigate damage and maximize opportunities over the next quarter or so, thus leaving the portfolio in a stronger position for the future.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/16	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	(4.09)%	(12.43)%	(2.23)%	(2.67)%
MSCI World ex-USA Index (net)[2]	(2.98)%	(9.84)%	1.23%	0.78%

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex-USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
Roche Holding AG	3.3%
KDDI Corp.	3.0
Unilever NV CVA	2.4
Sony Corp.	2.4
AIA Group Ltd.	2.4
Royal Dutch Shell PLC, Class A	2.3
Fresenius SE & Co. KGaA	2.2
BP PLC	2.1
Toronto-Dominion Bank	2.1
Imperial Brands PLC	2.1
Total	24.3%

Top five issuer breakdown by country or territory of origin (unaudited)1

As of June 30, 2016

Percentage of net assets
Japan	23.6%
United Kingdom	18.4
Germany	8.2
China	6.2
Netherlands	5.7
Total	62.1%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	0.59%
Airlines	2.82
Auto components	1.84
Automobiles	3.05
Banks	11.16
Beverages	1.94
Biotechnology	2.88
Capital markets	0.92
Chemicals	2.86
Construction materials	1.13
Diversified financial services	4.01
Diversified telecommunication services	2.47
Electric utilities	0.89
Electrical equipment	2.58
Electronic equipment, instruments & components	0.96
Food & staples retailing	0.29
Food products	2.61
Health care providers & services	2.24
Hotels, restaurants & leisure	1.87
Household durables	2.41
Industrial conglomerates	1.65
Insurance	4.19
IT services	0.37
Life sciences tools & services	0.92
Machinery	2.82
Marine	0.79
Media	1.89
Metals & mining	3.05
Multiline retail	0.13
Oil, gas & consumable fuels	8.43
Personal products	2.42
Pharmaceuticals	3.29
Real estate investment trust (REIT)	1.78
Real estate management & development	1.17
Semiconductors & semiconductor equipment	3.52
Software	1.49
Specialty retail	1.29
Technology hardware, storage & peripherals	0.67
Tobacco	2.07
Trading companies & distributors	1.53
Wireless telecommunication services	4.74
Total common stocks	97.73%
Investment companies
iShares MSCI Canada ETF	0.06
iShares MSCI EAFE ETF	0.96
Total investment companies	1.02%
Short-term investment	0.48
Total investments	99.23%
Cash and other assets, less liabilities	0.77
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series G Fund. Figures may be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 97.73%
Australia: 1.78%
Westfield Corp., REIT	330,765	$2,656,929
Austria: 1.07%
Erste Group Bank AG*	70,643	1,608,399
Brazil: 0.37%
Cielo SA	51,936	547,444
Canada: 5.19%
Husky Energy, Inc.	144,366	1,762,183
Suncor Energy, Inc.	103,706	2,876,909
Toronto-Dominion Bank	72,678	3,121,000
Total Canada common stocks		7,760,092
China: 6.23%
AIA Group Ltd.	585,600	3,521,638
China Biologic Products, Inc.*	4,498	478,227
China Merchants Bank Co., Ltd., H Shares	199,500	450,096
China Mobile Ltd.	61,500	710,584
China Pacific Insurance Group Co., Ltd., H Shares	106,200	359,928
Jardine Matheson Holdings Ltd.	42,300	2,473,015
Power Assets Holdings Ltd.	144,500	1,328,609
Total China common stocks		9,322,097
Denmark: 1.91%
AP Moeller - Maersk A/S, Class B	907	1,184,682
Danske Bank A/S	63,431	1,669,528
Total Denmark common stocks		2,854,210
Finland: 1.60%
Sampo Oyj, Class A	58,453	2,390,512
France: 3.76%
Danone SA	27,659	1,935,650
Renault SA	24,065	1,816,848
Schneider Electric SE	32,039	1,869,177
Total France common stocks		5,621,675
Germany: 8.21%
Deutsche Telekom AG	117,386	2,001,698
Fresenius SE & Co. KGaA	45,515	3,344,330
HeidelbergCement AG	22,520	1,696,478
KION Group AG	37,751	1,829,714
MTU Aero Engines AG	9,362	874,672
thyssenkrupp AG	98,411	1,978,096
TUI AG	47,964	545,923
Total Germany common stocks		12,270,911
	Shares	Value
India: 0.16%
HDFC Bank Ltd. ADR	3,700	$245,495
Indonesia: 0.38%
Astra International Tbk PT	437,400	246,589
Bank Rakyat Indonesia Persero Tbk PT	392,600	323,044
Total Indonesia common stocks		569,633
Ireland: 4.26%
ICON PLC*	19,600	1,372,196
Ryanair Holdings PLC ADR	27,990	1,946,425
Shire PLC	49,403	3,053,229
Total Ireland common stocks		6,371,850
Israel: 1.49%
Check Point Software Technologies Ltd.*	27,900	2,223,072
Italy: 2.67%
Autogrill SpA	156,688	1,266,770
Banca Mediolanum SpA	206,040	1,414,165
Intesa Sanpaolo SpA	689,612	1,313,512
Total Italy common stocks		3,994,447
Japan: 23.56%
ABC-Mart, Inc.	28,700	1,926,107
Alps Electric Co., Ltd.	75,200	1,428,673
Hino Motors Ltd.	152,900	1,522,878
Inpex Corp.	174,900	1,367,823
Japan Airlines Co., Ltd.	70,800	2,277,821
KDDI Corp.	145,400	4,421,576
Matsui Securities Co., Ltd.	166,500	1,377,106
Mitsui Fudosan Co., Ltd.	76,000	1,744,260
Nidec Corp.	26,200	1,994,423
ORIX Corp.	190,600	2,466,453
Shin-Etsu Chemical Co., Ltd.	37,400	2,191,210
Sony Corp.	122,100	3,597,307
Sumitomo Electric Industries Ltd.	126,500	1,674,284
THK Co., Ltd.	50,400	859,038
Tokyo Electron Ltd.	33,100	2,797,238
Toyota Industries Corp.	27,200	1,081,469
Toyota Motor Corp.	50,800	2,504,366
Total Japan common stocks		35,232,032
Macao: 0.66%
Sands China Ltd.	291,600	986,750
Netherlands: 5.65%
Heineken NV	31,607	2,899,052
Koninklijke DSM NV	36,224	2,089,778
Royal Dutch Shell PLC, Class A	125,744	3,453,580
Total Netherlands common stocks		8,442,410

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Norway: 1.13%
Telenor ASA	102,255	$1,692,629
Russia: 0.33%
Sberbank of Russia PJSC ADR	57,437	501,425
South Africa: 0.45%
Naspers Ltd., Class N	4,384	669,415
South Korea: 0.87%
Samsung Electronics Co., Ltd.	538	669,999
Wonik Holdings Co., Ltd.*	16,756	94,279
WONIK IPS Co., Ltd.*	27,260	540,775
Total South Korea common stocks		1,305,053
Spain: 3.20%
Banco Bilbao Vizcaya Argentaria SA	224,407	1,285,729
Banco Santander SA	343,996	1,334,938
Mediaset Espana Comunicacion SA	191,182	2,158,180
Total Spain common stocks		4,778,847
Switzerland: 3.81%
Actelion Ltd.*	4,634	780,354
Roche Holding AG	18,636	4,917,665
Total Switzerland common stocks		5,698,019
Taiwan: 0.51%
Catcher Technology Co., Ltd. GDR[2]	8,815	324,921
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	16,700	438,041
Total Taiwan common stocks		762,962
Thailand: 0.11%
Kasikornbank PCL	32,700	158,790
	Shares	Value
United Kingdom: 18.37%
ARM Holdings PLC	91,423	$1,388,690
Ashtead Group PLC	160,222	2,288,599
Associated British Foods PLC	54,119	1,972,007
BP PLC	536,289	3,139,177
HSBC Holdings PLC	402,382	2,492,979
Imperial Brands PLC	57,010	3,091,811
Lloyds Banking Group PLC	3,004,602	2,176,205
London Stock Exchange Group PLC	62,308	2,117,131
Next PLC	2,969	196,179
Rio Tinto Ltd.	43,235	1,495,524
Rio Tinto PLC	35,227	1,094,381
Tesco PLC*	187,059	439,326
Unilever NV CVA	77,635	3,625,755
Vodafone Group PLC	642,430	1,958,679
Total United Kingdom common stocks		27,476,443
Total common stocks (cost $156,516,789)		146,141,541
Investment companies: 1.02%
iShares MSCI Canada ETF	3,600	88,236
iShares MSCI EAFE ETF	25,735	1,436,270
Total investment companies (cost $1,558,825)		1,524,506
Short-term investment: 0.48%
Investment company: 0.48%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $723,198)	723,198	723,198
Total investments: 99.23% (cost $158,798,812)		148,389,245
Cash and other assets, less liabilities: 0.77%		1,145,162
Net assets: 100.00%		$149,534,407

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,374,119
Gross unrealized depreciation	(15,783,686)
Net unrealized depreciation of investments	$(10,409,567)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 46. Portfolio footnotes begin on page 10.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2016 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	2,130,000	USD	2,404,911	09/21/16	$34,227
BB	JPY	119,393,976	EUR	1,040,000	09/21/16	(1,837)
CSI	CNY	8,385,000	USD	1,266,616	09/21/16	8,004
CSI	KRW	872,000,000	USD	745,554	09/21/16	(10,885)
CSI	TWD	19,500,000	USD	602,224	09/21/16	(3,335)
CSI	USD	1,638,279	INR	111,190,000	09/21/16	(13,505)
CSI	USD	841,960	RUB	55,855,625	09/21/16	13,354
JPMCB	CHF	2,030,000	USD	2,115,264	09/21/16	26,839
JPMCB	GBP	3,455,000	USD	5,015,505	09/21/16	412,485
JPMCB	HKD	30,470,000	USD	3,929,857	09/21/16	(1,459)
JPMCB	ILS	6,170,000	USD	1,607,513	09/21/16	5,793
JPMCB	JPY	180,200,000	USD	1,692,772	09/21/16	(57,028)
JPMCB	NOK	8,930,000	USD	1,088,352	09/21/16	21,450
JPMCB	USD	690,158	AUD	935,000	09/21/16	5,151
JPMCB	USD	3,988,105	CAD	5,080,000	09/21/16	(55,446)
JPMCB	USD	675,615	CHF	645,000	09/21/16	(12,051)
JPMCB	USD	1,692,188	COP	5,132,407,500	09/21/16	35,688
JPMCB	USD	2,354,395	EUR	2,075,000	09/21/16	(44,927)
JPMCB	USD	578,975	EUR	525,000	09/21/16	5,348
JPMCB	USD	880,166	GBP	615,000	09/21/16	(60,815)
JPMCB	USD	4,444,956	MXN	82,410,000	09/21/16	26,775
JPMCB	USD	4,652,116	SEK	38,100,000	09/21/16	(133,180)
JPMCB	USD	1,860,957	SGD	2,525,000	09/21/16	11,873
JPMCB	ZAR	7,170,000	USD	469,823	09/21/16	(9,170)
Net unrealized appreciation on forward foreign currency contracts						$203,349

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$15,837,338	$130,304,203	$—	$146,141,541
Investment companies	1,524,506	—	—	1,524,506
Short-term investment	—	723,198	—	723,198
Forward foreign currency contracts	—	606,987	—	606,987
Total	$17,361,844	$131,634,388	$—	$148,996,232
Liabilities
Forward foreign currency contracts	$—	$(403,638)	$—	$(403,638)

At June 30, 2016, $130,304,203 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*  Non-income producing security.

1  Illiquid investment as of June 30, 2016.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, the value of this security amounted to $324,921 or 0.22% of net assets.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 15, 2016

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2016.

Portfolio performance

For the six-month reporting period, the Fund returned 4.66%, compared to a 4.33% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index returned 4.06% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve positioning. For more on the Fund's performance, see "Performance at a glance" on page 14.

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures benefited performance.

Market overview

The US economy was resilient and continued to expand during the reporting period. The US Department of Commerce reported that gross domestic product ("GDP") expanded at a 1.4% seasonally adjusted annualized rate during the fourth quarter of 2015. Economic activity in the US then moderated, as GDP growth was 1.1% for the first quarter of 2016. However, the pace of growth then accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.1

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") has since been in a holding pattern. Looking back, in December 2015, the Fed raised the federal funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed's first rate hike in almost a decade. However, the Fed remained on hold during its first four meetings in 2016. In its official statement following its June 2016 meeting, the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

During the reporting period, investors were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the UK's vote to leave the European Union ("Brexit"). These and other factors triggered several "flights to quality" that supported global fixed income markets. The yield on the US 10-year Treasury fell from 2.27% to 1.49% during the reporting period (bond yields and prices move in the opposite direction). Demand for US Treasuries was generally strong from both domestic and international investors. In addition, at the Fed's June 2016 meeting they lowered their projections of how much they expect to

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Portfolio Management Team, including
Elbridge T. Gerry
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series M

raise rates in the coming years. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 5.31% for the six months ended June 30, 2016.2 The municipal bond market generated a solid return but lagged the overall taxable bond market during the reporting period. Over the six months ended June 30, 2016, the Index rose 4.33%. Within the municipal market, longer-term and lower-quality securities generated the best results.

Portfolio commentary

What worked:

•  Positioning in several parts of the municipal yield curve was additive for performance. The Fund's positioning in the 5- to 20-year portion of the municipal curve benefited performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's security selection in the leasing sector was positive for performance.

•  An underweight to AA-rated municipal bonds and an overweight to AAA-rated municipal bonds were additive for results.

What didn't work:

•  An underweight to the long end of the municipal yield curve was detrimental to results as it outperformed the Index.

•  Several of our quality biases detracted from performance. An overweight to A-rated municipal bonds and an underweight to BBB-rated municipal bonds were not rewarded.

•  The Fund's security selection in the transportation sector and an underweight to the hospital sector were negative for results.

Outlook

As the US economy extends its slow recovery, the credit quality of most states and municipalities continues to strengthen. Even before Brexit, strong demand for municipal securities had been spurred by ongoing worries about the slow pace of global growth and the prospect of interest rates staying lower for longer. In addition, low—or negative—yields on government bonds worldwide have made municipals increasingly appealing relative to other fixed income assets. During this low-yield environment, issuance levels have remained at or slightly above trend, but digestible by the market. As we get closer to the presidential election, supply in the municipal market tends to slow dramatically as state and local officials become predominantly involved in the campaign and shift their focus away from issuing bonds.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/16	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	4.66%	9.33%	5.76%	5.04%
Barclays Municipal Bond Index[1]	4.33%	7.65%	5.33%	5.13%
Barclays Municipal Managed Money Intermediate (1-17) Index[2]	4.06%	7.61%	4.61%	5.12%

1  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of June 30, 2016

Long-term municipal bonds
California	15.14%
District of Columbia	0.79
Florida	11.90
Illinois	10.27
Louisiana	2.95
Massachusetts	8.49
Mississippi	0.08
Nebraska	1.71
New Jersey	7.48
New York	21.70
Ohio	1.02
Pennsylvania	2.64
Rhode Island	0.89
South Carolina	5.00
Tennessee	0.91
Texas	7.01
Washington	1.57
Wisconsin	0.63
Total long-term municipal bonds	100.18%
Short-Term investment	0.04
Total investments	100.22%
Liabilities, in excess of other assets	(0.22)
Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Long-term municipal bonds: 100.18%
California: 15.14%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/28	$4,000,000	$4,992,400
5.000%, due 09/01/32	3,625,000	4,490,106
Series F, 5.000%, due 05/01/26	1,000,000	1,275,350
5.000%, due 09/01/26	2,660,000	3,300,741
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,712,998
5.000%, due 06/01/32	2,200,000	2,734,644
5.000%, due 06/01/33	1,200,000	1,486,104
Irvine Unified School District, Community Facilities District No. 09-1, Series B, 0.400%, due 09/01/51[1]	8,800,000	8,800,000
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/18	1,875,000	2,050,106
5.000%, due 09/01/28	4,000,000	5,000,600
		35,843,049
District of Columbia: 0.79%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,510,000	1,865,228
Florida: 11.90%
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,220,770
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,551,660
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,663,810
School District of St. Lucie County, Sales Tax Revenue Bonds, AGC, 5.000%, due 10/01/26	2,500,000	3,149,850
	Face amount	Value
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	$2,250,000	$2,838,262
Series B, 5.000%, due 07/01/30	2,000,000	2,464,300
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,823,480
Series B, 5.000%, due 05/01/26	1,900,000	2,357,235
Series D, 5.000%, due 02/01/23	3,195,000	3,861,030
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,247,005
		28,177,402
Illinois: 10.27%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,876,432
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series A, 5.625%, due 01/01/35	3,425,000	4,006,976
Series B, 5.000%, due 01/01/23	2,250,000	2,745,518
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,843,125
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[2]	2,550,000	2,681,172
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,459,693
5.000%, due 12/01/32	2,175,000	2,703,090
State of Illinois, GO Bonds, 5.000%, due 08/01/18	4,500,000	4,809,690
State of Illinois, Sales Tax Revenue Bonds, 5.750%, due 06/15/20	1,000,000	1,176,870
		24,302,566

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Louisiana: 2.95%
City of New Orleans, GO Bonds, ACG-ICC, FGIC 5.500%, due 12/01/21	$3,010,000	$3,470,199
State of Louisiana, GO Bonds, Series B, 5.000%, due 08/01/25	2,770,000	3,515,435
		6,985,634
Massachusetts: 8.49%
Massachusetts School Building Authority, Senior Dedicated Sales Tax Refunding Revenue Bonds, Series B, 5.000%, due 08/15/30	2,000,000	2,438,280
Massachusetts Water Resources Authority Revenue Bonds, Series C, 5.000%, due 08/01/35	1,105,000	1,408,731
The Commonwealth of Massachusetts, Consolidated Loan Green Bonds, GO Bonds, Series E, 5.000%, due 09/01/30	4,555,000	5,531,865
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,924,101
5.000%, due 03/01/35	1,815,000	2,221,996
Series B, 5.000%, due 08/01/17	3,695,000	3,874,097
Series C, 5.000%, due 07/01/24	1,395,000	1,698,426
		20,097,496
Mississippi: 0.08%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series K, 0.440%, due 11/01/35[1]	200,000	200,000
Nebraska: 1.71%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	3,315,000	4,053,781
	Face amount	Value
New Jersey: 7.48%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series XX, 5.000%, due 06/15/22	$4,000,000	$4,489,160
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,334,225
State of New Jersey, GO Bonds, 5.000%, due 06/01/21	3,300,000	3,821,928
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,581,008
Series Q, 5.000%, due 08/15/19	725,000	806,642
State of New Jersey, Various Purpose, GO Bonds, 5.000%, due 06/01/18	2,500,000	2,683,000
		17,715,963
New York: 21.70%
City of New York, GO Bonds, Series E, 5.000%, due 08/01/26	4,000,000	5,247,960
County of Nassau, GO Bonds, Series A, 2.000%, due 09/15/16	2,500,000	2,506,900
New York City Environmental Facilities Corp., Clean Water & Drinking Water Revenue Bonds, Series A, 5.000%, due 06/15/27	2,300,000	3,039,128
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Fiscal 2012 Revenue Bonds, Series EE, 5.000%, due 06/15/36	2,760,000	3,393,723
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,696,300

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
New York—(Concluded)
New York City Transitional Finance Authority Revenue Bonds, Series I, 5.000%, due 05/01/23[2]	$5,000	$6,282
Series E, 5.000%, due 02/01/29	4,000,000	4,837,280
Series E-1, 4.000%, due 02/01/18	3,590,000	3,782,568
5.000%, due 02/01/32	2,380,000	3,028,550
Series S-1, 5.000%, due 07/15/31	1,050,000	1,306,452
New York State Dormitory Authority, Northern Westchester Hospital Association Revenue Bonds, 0.400%, due 11/01/34[1]	200,000	200,000
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,920,800
New York State Urban Development Corp., Special Tax, 5.000%, due 03/15/32	3,000,000	3,663,360
Series A, 5.000%, due 03/15/34	3,000,000	3,683,160
Series A-1, 5.000%, due 03/15/27	6,495,000	8,063,153
		51,375,616
Ohio: 1.02%
State of Ohio, Infrastructure Improvement Project, GO Bonds, Series B, 5.000%, due 09/01/34	2,000,000	2,411,640
Pennsylvania: 2.64%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	2,180,000	2,694,414
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 11/15/17	1,115,000	1,180,919
5.000%, due 06/01/18	2,190,000	2,364,543
		6,239,876
	Face amount	Value
Rhode Island: 0.89%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	$2,000,000	$2,115,600
South Carolina: 5.00%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,683,050
South Carolina Public Service Authority Santee Cooper Revenue Bonds, Series C, 5.000%, due 12/01/31	5,000,000	6,148,200
		11,831,250
Tennessee: 0.91%
Shelby County, Health, Educational and Housing Facilities Board, Methodist Healthcare Revenue Bonds, Series A, 5.250%, due 03/01/18[2]	2,000,000	2,149,840
Texas: 7.01%
Fort Worth Independent School District, GO Bonds, 5.000%, due 02/15/18[2]	2,225,000	2,383,353
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	3,170,100
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	3,000,000	3,621,930
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,829,733
Texas Public Finance Authority, GO Bonds, 5.000%, due 10/01/25	3,500,000	4,580,100
		16,585,216
Washington: 1.57%
State of Washington, GO Bonds, Series 7A, 5.000%, due 08/01/27	1,515,000	1,969,545

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Washington—(Concluded)
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	$1,435,000	$1,746,094
		3,715,639
Wisconsin: 0.63%
Shawano School District, GO Bonds, 4.250%, due 03/01/18[2]	1,400,000	1,485,078
Total long-term municipal bonds (cost $224,684,363)		237,150,874
	Shares	Value
Short-term investment: 0.04%
Investment company: 0.04%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $97,516)	97,516	$97,516
Total investments: 100.22% (cost $224,781,879)		237,248,390
Liabilities, in excess of cash and other assets: (0.22%)		(515,952)
Net assets: 100.00%		$236,732,438

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,480,351
Gross unrealized depreciation	(13,840)
Net unrealized appreciation of investments	$12,466,511

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 46. Portfolio footnotes begin on below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$237,150,874	$—	$237,150,874
Short-term investment	—	97,516	—	97,516
Total	$—	$237,248,390	$—	$237,248,390

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

August 15, 2016

Dear shareholder,

We present you with the semiannual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2016.

Portfolio performance

For the six-month period, the Fund returned 7.33%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), returned 2.22%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 24.)

The Fund outperformed its benchmark for the six-month period due primarily to stock selection decisions.

Market commentary

Tepid global growth

The US economy was resilient and continued to expand during the reporting period. The US Department of Commerce reported that gross domestic product ("GDP") expanded at a 1.4% seasonally adjusted annualized rate during the fourth quarter of 2015. Economic activity in the US then moderated, as GDP growth was 1.1% for the first quarter of 2016. However, the pace of growth then accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.1

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") has been in a holding pattern. In December 2015, the Fed raised the federal funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed's first rate hike in almost a decade. However, the central bank remained on hold during its first four meetings in 2016. In its official statement following the June 2016 meeting, the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

From a global perspective, the International Monetary Fund's ("IMF") forecasts paint a picture of overall modest growth. The IMF's April 2016 World Economic Outlook Update said "Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries." More specifically, the IMF estimates that 2016 growth in the eurozone will be 1.5%, slightly slower than its 1.6% expansion in 2015. Japan's economy is projected to grow a tepid 0.5% for a second consecutive year in 2016. Among emerging market countries, the IMF believes that growth will be 4.1% in 2016, a slight improvement from 4.0% in 2015.

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and
current income while
controlling risk

Portfolio managers:

Wilfred Talbot
Manulife Asset Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on July 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series S

Global equities generate mixed results

The global equity market was highly volatile at times and produced mixed results during the reporting period. Investors in both the US and abroad were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the UK's vote to leave the European Union ("Brexit"). All told, the US stock market, as measured by the S&P 500 Index, gained 3.84% for the six months ended June 30, 2016.2 Meanwhile, international equities generated mixed results. International developed equities were unable to overcome several bouts of investor risk aversion, and the MSCI EAFE Index (net) fell 4.42% during the period.3 In contrast, emerging market equities benefited from strong rallies in March and June 2016, and the MSCI Emerging Markets Index (net) rose 6.41% over the same period.4

Portfolio commentary

What worked:

•  Successful stock selection drove the Fund's outperformance during the six months ended June 30, 2016.

  – Central Garden & Pet Co. sells branded pet, lawn and garden products to retailers. New management has executed a successful turnaround of the company. Both sales and margins significantly outpaced Wall Street's expectations during the first half of 2016.

  – Shares of EPR Properties and Urban Edge Properties, two real estate investment trusts, traded higher during the six-month period. The strong performance of both stocks was driven by good earnings growth. In addition, the decline in global interest rates had a positive effect.

  – Enzo Biochem, Inc. operates clinical labs in the New York City region and also has valuable intellectual property. The combination of an acceleration in revenue and the settlement of multiple lawsuits over the company's intellectual property caused good stock performance for the six months ended June 30, 2016.

  – Patterson-UTI Energy provides onshore contract drilling services to exploration and production (E&P) companies. The company benefited from the recovery in the price of oil from a low of $26 per barrel in February 2016 to $50 per barrel in June.

  – The Fund's position in ABM Industries was positive for performance. ABM, which provides property services for commercial buildings, reported better-than-expected earnings this year. A company-wide restructuring and streamlining have taken hold, reducing labor costs and other overhead, leading to higher margins.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series S

  – Cooper Companies is a medical device company with a large contact lens business. A new product cycle resulted in accelerated revenue growth and thus multiple expansion. Foreign currency exchange rates have also provided a tailwind.

What didn't work:

•  Certain individual stock holdings hindered the Fund's relative returns during the six-month period.

  – The Fund's position in Greatbatch, Inc. detracted from performance. The contract manufacturer for medical device companies reported disappointing results for both the fourth quarter of 2015 and the first quarter of 2016. We believe these issues are temporary and that the stock is likely to outperform from here for the length of our investment horizon.

  – Emergent BioSolutions is a biopharmaceutical company that sells a vaccine for anthrax. Uncertainty around the company's new five-year contract with the US government caused a sell-off in the stock. We believe investors will react positively should the contract be finalized in the fall of 2016.

  – Fiesta Restaurant Group, a fast casual restaurant operator, declined in the face of promotions at quick-serve restaurants. Company management is responding by slowing the growth in new units. We find the stock's inexpensive valuation to be quite attractive.

  – Esterline Technologies is a manufacturing company that serves aerospace and defense companies. The stock underperformed for the six months after the company reported earnings in February that were below expectations and then lowered its full-year outlook. The reduction in earnings guidance was driven by lower sales due to reduced end-market demand as well as shipment delays resulting from Esterline's ongoing facility rationalization and integration plan.

  – Halozyme Therapeutics, a clinical stage biotech company developing targeted cancer therapies, made a negative contribution to relative returns. The stock sold off along with the rest of the small cap biotech sector. Somewhat confusing data about the company's pipeline cancer drug also sent the share price lower. We like the stock's current risk/reward relationship, as the current stock price values Halozyme's pipeline at almost zero.

  – Shares of SS&C Technologies declined during the six-month reporting period. The company, which provides back-office software to financial services companies, has seen its organic growth slow to a rate below management's initial guidance. This has occurred against the backdrop of volatile hedge fund markets and assets under management exposure, along with two large acquisitions that SS&C is currently digesting. Given the company's consistent ability to generate solid returns on acquired assets, we believe the Street's focus on organic growth is myopic.

SMA Relationship Trust—Series S

We thank you for your continued support and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/16	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series S	7.33%	1.20%	9.58%	8.38%
Russell 2000 Index[2]	2.22%	(6.73)%	8.35%	7.46%

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Urban Edge Properties	2.6%
Retail Opportunity Investments Corp.	2.6
EPR Properties	2.5
American Assets Trust, Inc.	2.3
Hudson Pacific Properties, Inc.	2.2
Bio-Rad Laboratories, Inc., Class A	2.1
Vail Resorts, Inc.	2.0
EMCOR Group, Inc.	1.9
UniFirst Corp.	1.8
Orchids Paper Products Co.	1.8
Total	21.8%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	1.36%
Auto components	1.86
Banks	7.41
Biotechnology	1.88
Building products	2.71
Capital markets	3.79
Chemicals	1.24
Commercial services & supplies	6.21
Construction & engineering	1.90
Electric utilities	1.64
Electronic equipment, instruments & components	1.01
Energy equipment & services	1.41
Food products	1.12
Health care equipment & supplies	7.62
Health care providers & services	1.12
Hotels, restaurants & leisure	3.82
Household durables	0.83
Household products	3.61
Internet & catalog retail	0.98
Internet software & services	3.58
Life sciences tools & services	3.76
Machinery	4.42
Media	2.93
Multi-utilities	1.14
Personal products	0.78
Pharmaceuticals	1.42
Real estate investment trust (REIT)	12.13
Semiconductors & semiconductor equipment	3.04
Software	9.67
Specialty retail	1.35
Trading companies & distributors	1.48
Total common stocks	97.22%
Short-term investment	2.68
Total investments	99.90%
Cash and other assets, less liabilities	0.10
Net assets	100.00%

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 97.22%
Aerospace & defense: 1.36%
Esterline Technologies Corp.*	13,930	$864,217
Auto components: 1.86%
Gentherm, Inc.*	11,759	402,746
Tenneco, Inc.*	16,715	779,086
		1,181,832
Banks: 7.41%
Access National Corp.	22,528	439,521
Banner Corp.	19,205	816,981
BBCN Bancorp, Inc.	62,975	939,587
Brookline Bancorp, Inc.	56,639	624,728
Columbia Banking System, Inc.	24,715	693,503
Park Sterling Corp.	76,731	544,023
Univest Corp. of Pennsylvania	30,696	645,230
		4,703,573
Biotechnology: 1.88%
Adamas Pharmaceuticals, Inc.*	13,053	197,622
Emergent BioSolutions, Inc.*	26,554	746,699
Halozyme Therapeutics, Inc.*	28,876	249,200
		1,193,521
Building products: 2.71%
American Woodmark Corp.*	12,403	823,311
Simpson Manufacturing Co., Inc.	22,416	895,968
		1,719,279
Capital markets: 3.79%
Evercore Partners, Inc., Class A	10,631	469,784
Golub Capital BDC, Inc.	41,164	743,833
Moelis & Co., Class A	24,035	540,788
PennantPark Floating Rate Capital Ltd.	52,582	652,017
		2,406,422
Chemicals: 1.24%
HB Fuller Co.	17,886	786,805
Commercial services & supplies: 6.21%
ABM Industries, Inc.	28,404	1,036,178
Copart, Inc.*	21,243	1,041,119
Deluxe Corp.	10,442	693,036
UniFirst Corp.	10,111	1,170,045
		3,940,378
Construction & engineering: 1.90%
EMCOR Group, Inc.	24,446	1,204,210
Electric utilities: 1.64%
Portland General Electric Co.	23,541	1,038,629
	Shares	Value
Electronic equipment, instruments & components: 1.01%
AVX Corp.	47,485	$644,846
Energy equipment & services: 1.41%
Patterson-UTI Energy, Inc.	42,075	897,039
Food products: 1.12%
Amira Nature Foods Ltd.*	96,052	710,785
Health care equipment & supplies: 7.62%
Cardiovascular Systems, Inc.*	41,814	768,332
Cooper Cos., Inc.	6,521	1,118,808
Derma Sciences, Inc.*	185,721	731,741
Greatbatch, Inc.*	14,767	456,743
Integra LifeSciences Holdings Corp.*	9,699	773,786
Merit Medical Systems, Inc.*	49,996	991,421
		4,840,831
Health care providers & services: 1.12%
Patterson Cos., Inc.	13,005	622,810
Sharps Compliance Corp.*	20,103	88,252
		711,062
Hotels, restaurants & leisure: 3.82%
Del Frisco's Restaurant Group, Inc.*	43,324	620,400
Fiesta Restaurant Group, Inc.*	23,931	521,935
Vail Resorts, Inc.	9,285	1,283,465
		2,425,800
Household durables: 0.83%
Tupperware Brands Corp.	9,415	529,876
Household products: 3.61%
Central Garden & Pet Co., Class A*	52,680	1,143,683
Orchids Paper Products Co.	32,235	1,146,599
		2,290,282
Internet & catalog retail: 0.98%
HSN, Inc.	12,705	621,656
Internet software & services: 3.58%
Five9, Inc.*	56,697	674,694
LogMeIn, Inc.*	14,003	888,210
RetailMeNot, Inc.*	91,866	708,287
		2,271,191
Life sciences tools & services: 3.76%
Bio-Rad Laboratories, Inc., Class A*	9,482	1,356,116
Enzo Biochem, Inc.*	32,761	195,583
PAREXEL International Corp.*	13,335	838,505
		2,390,204

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Machinery: 4.42%
CIRCOR International, Inc.	12,704	$724,001
CLARCOR, Inc.	10,776	655,504
Luxfer Holdings PLC ADR	55,423	666,739
Timken Co.	24,765	759,295
		2,805,539
Media: 2.93%
AMC Entertainment Holdings, Inc., Class A	32,679	902,267
Cinemark Holdings, Inc.	26,340	960,356
		1,862,623
Multi-utilities: 1.14%
Unitil Corp.	16,932	722,488
Personal products: 0.78%
Inter Parfums, Inc.	17,379	496,518
Pharmaceuticals: 1.42%
Aratana Therapeutics, Inc.*	58,859	371,989
Nektar Therapeutics*	19,139	272,348
Omeros Corp.*	24,413	256,825
		901,162
Real estate investment trust (REIT): 12.13%
American Assets Trust, Inc.	33,852	1,436,679
EPR Properties	19,754	1,593,753
Hudson Pacific Properties, Inc.	47,183	1,376,800
Retail Opportunity Investments Corp.	74,999	1,625,228
Urban Edge Properties	55,878	1,668,517
		7,700,977
Semiconductors & semiconductor equipment: 3.04%
Integrated Device Technology, Inc.*	34,210	688,647
MKS Instruments, Inc.	16,668	717,724
ON Semiconductor Corp.*	59,752	527,013
		1,933,384
	Shares	Value
Software: 9.67%
Barracuda Networks, Inc.*	20,216	$306,070
Cadence Design Systems, Inc.*	32,591	791,961
Fleetmatics Group PLC*	13,883	601,550
Interactive Intelligence Group, Inc.*	20,317	832,794
Monotype Imaging Holdings, Inc.	28,001	689,665
NICE Ltd. ADR	12,194	778,587
Qualys, Inc.*	6,322	188,459
SS&C Technologies Holdings, Inc.	25,850	725,868
Synchronoss Technologies, Inc.*	22,684	722,712
Verint Systems, Inc.*	15,173	502,682
		6,140,348
Specialty retail: 1.35%
Build-A-Bear Workshop, Inc.*	33,380	447,960
Finish Line, Inc., Class A	20,145	406,727
		854,687
Trading companies & distributors: 1.48%
Watsco, Inc.	6,661	937,136
Total common stocks (cost $58,791,304)		61,727,300
Short-term investment: 2.68%
Investment company: 2.68%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,702,020)	1,702,020	1,702,020
Total investments: 99.90% (cost $60,493,324)		63,429,320
Cash and other assets, less liabilities: 0.10%		60,892
Net assets: 100.00%		$63,490,212

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,397,774
Gross unrealized depreciation	(3,461,778)
Net unrealized appreciation of investments	$2,935,996

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 46. Portfolio footnotes begin on page 28.

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2016 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$61,727,300	$—	$—	$61,727,300
Short-term investment	—	1,702,020	—	1,702,020
Total	$61,727,300	$1,702,020	$—	$63,429,320

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 15, 2016

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2016.

Portfolio performance

During the six-month reporting period ended June 30, 2016, the Fund returned 4.83%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index returned 7.54% and 3.10%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 32.)

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools that we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The US economy was resilient and continued to expand during the reporting period. The US Department of Commerce reported that gross domestic product ("GDP") expanded at a 1.4% seasonally adjusted annualized rate during the fourth quarter of 2015. Economic activity in the US then moderated, as GDP growth was 1.1% for the first quarter of 2016. However, the pace of growth then accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.1

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") has since been in a holding pattern. Looking back, in December 2015, the Fed raised the federal funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed's first rate hike in almost a decade. However, the Fed remained on hold during its first four meetings in 2016. In its official statement following its June 2016 meeting, the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

During the reporting period, investors were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the UK's vote to leave the European Union ("Brexit"). These and other factors triggered several "flights to quality" that supported global fixed income markets. The yield on the US 10-year Treasury fell from 2.27% to 1.49% during the reporting period (bond yields and prices move in the opposite direction). Demand for US Treasuries was generally strong from both domestic and international investors. In addition, at the Fed's June 2016 meeting they lowered their projections of how much they expect to

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan,
John Dugenske and
Craig Ellinger
UBS Asset Management
(Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series T

raise rates in the coming years. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 5.31% for the six months ended June 30, 2016.2

Portfolio performance summary

What worked:

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve during the reporting period. (When the yield curve flattens, yields on shorter maturity bonds rise more than yields on longer maturity bonds.) This played out during the period, as shorter-term yields declined less than longer-term yields given strong overseas demand for the latter.

What didn't work:

•  Currency positioning detracted from performance during the reporting period. The Fund's exposure to the US dollar against a basket of developed market currencies was a detractor from performance. Specifically, positioning to the Mexican peso and New Zealand dollar at various times during the reporting period negatively impacted performance.

•  The Fund's allocation to commercial mortgage-backed securities detracted from performance during the reporting period. Security selection within the commercial mortgage-backed security sector was a detractor from results during the reporting period.

Outlook

The US economy found itself in yet another first-quarter "soft patch," with industrial production, retail sales and personal spending all disappointing. Further exacerbating the weak data was continued deceleration in China, the United Kingdom's decision to leave the European Union, more terrorist activity from ISIS and a persistent slide in oil prices—all of which led to meaningful equity and credit market volatility. However, recently stronger data coming out of the US (e.g. consumer confidence, manufacturing, payrolls), a further expansion of quantitative easing by the European Central Bank and the potential for a "freeze" of oil production at current levels all helped to stabilize market volatility and to drive a strong risk rally. We remain optimistic that the US recovery will continue to progress, albeit at a slow pace and with periods of weakness. We believe the Fed will resume hikes in the second half of 2016, given persistently increasing inflation, but at a very measured pace. The key drivers of market risk remain unchanged: oil, China, ISIS, monetary policy and liquidity.

2  The Barclays US Aggregate Index an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Group Managing Director UBS Asset Management (Americas) Inc.

Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/16	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	4.83%	5.06%	4.93%	(1.20)%
Barclays US Credit Index[1]	7.54%	7.55%	5.20%	6.11%
Barclays US Mortgage-Backed Securities Index[2]	3.10%	4.34%	3.01%	4.96%

1  The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Federal National Mortgage Association Pools, 4.500%, TBA	9.7%
Federal Home Loan Mortgage Corp. Gold Pools, 3.500%, TBA	8.3
Federal National Mortgage Association Pools, 3.000%, TBA	4.8
Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, TBA	4.2
Government National Mortgage Association Pools, 3.000%, TBA	3.9
Federal National Mortgage Association Pools, 4.000%, TBA	3.2
Federal National Mortgage Association Pools, 4.000%, TBA	3.1
Federal National Mortgage Association Pools, 3.500%, TBA	3.0
Government National Mortgage Association Pools, 3.500%, TBA	3.0
US Treasury Notes, 1.625%, due 05/15/26	2.7
Total	45.9%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Bonds
Corporate bonds
Air freight & logistics	0.18%
Automobiles	0.34
Banks	5.96
Beverages	0.65
Biotechnology	0.36
Building products	0.54
Capital markets	1.46
Chemicals	0.44
Commercial services & supplies	0.33
Communications equipment	0.16
Consumer finance	1.03
Containers & packaging	0.13
Diversified financial services	0.34
Diversified telecommunication services	1.87
Electric utilities	1.96
Electronic equipment, instruments & components	0.27
Food & staples retailing	0.34
Food products	0.20
Health care equipment & supplies	0.48
Health care providers & services	0.19
Hotels, restaurants & leisure	0.59
Household durables	0.40
Household products	0.10
Independent power and renewable electricity producers	0.44
Industrial conglomerates	0.42
Insurance	1.11
Internet & catalog retail	0.24
IT services	0.16
Machinery	0.49
Media	1.81
Metals & mining	0.77
Multiline retail	0.21
Multi-utilities	0.88
Oil, gas & consumable fuels	4.23
Paper & forest products	0.06
Pharmaceuticals	1.18
Real estate investment trust (REIT)	0.64
Real estate management & development	0.25
Road & rail	0.80
Semiconductors & semiconductor equipment	0.19
Software	0.62
Specialty retail	0.23
Technology hardware, storage & peripherals	0.45
Thrifts & mortgage finance	0.24
Tobacco	0.55
Trading companies & distributors	0.23
Wireless telecommunication services	0.34
Total corporate bonds	34.86%
Asset-backed securities	8.73
Commercial mortgage-backed securities	9.45
Mortgage & agency debt securities	48.24
Municipal bonds	1.70
US government obligations	10.10
Non-US government obligations	4.17
Total bonds	117.25%
Short-term investment	23.82
Options purchased	0.20
Total investments	141.27%
Liabilities, in excess of cash and other assets	(41.27)
Net assets	100.00%

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds: 117.25%
Corporate bonds: 34.86%
Australia: 0.31%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$130,000	$134,937
BHP Billiton Finance USA Ltd., 3.850%, due 09/30/23	75,000	81,645
Rio Tinto Finance USA Ltd., 3.750%, due 06/15/25	95,000	99,815
Total Australia corporate bonds		316,397
Brazil: 0.45%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	335,000	325,758
Vale Overseas Ltd., 4.375%, due 01/11/22	145,000	134,546
Total Brazil corporate bonds		460,304
Canada: 0.37%
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	210,000	211,050
Petro-Canada, 6.050%, due 05/15/18	150,000	161,321
Total Canada corporate bonds		372,371
China: 0.50%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	505,554
France: 0.22%
Total Capital International SA, 3.750%, due 04/10/24	200,000	220,232
Germany: 0.44%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	450,000	452,250
Ireland: 0.11%
XL Group PLC, 6.375%, due 11/15/24	90,000	108,288
Israel: 0.37%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	240,000	241,062
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	133,000	140,581
Total Israel corporate bonds		381,643
	Face amount	Value
Luxembourg: 0.25%
ArcelorMittal, 6.500%, due 03/01/21	$246,000	$252,765
Mexico: 0.70%
America Movil SAB de CV, 3.125%, due 07/16/22	330,000	338,128
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	378,284
Total Mexico corporate bonds		716,412
Netherlands: 0.45%
LYB International Finance BV, 4.875%, due 03/15/44	220,000	232,770
Shell International Finance BV, 2.250%, due 11/10/20	130,000	133,444
4.000%, due 05/10/46	90,000	91,860
Total Netherlands corporate bonds		458,074
Norway: 0.59%
Eksportfinans ASA, 5.500%, due 06/26/17	580,000	600,230
Spain: 0.30%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	308,034
United Kingdom: 1.32%
Aon PLC, 3.500%, due 06/14/24	140,000	144,154
BP Capital Markets PLC, 1.676%, due 05/03/19	120,000	120,963
3.062%, due 03/17/22	210,000	217,012
HSBC Holdings PLC, 2.950%, due 05/25/21	330,000	333,455
6.500%, due 09/15/37	110,000	132,894
Lloyds Banking Group PLC, 4.582%, due 12/10/25[1]	200,000	201,149
Virgin Media Finance PLC, 6.375%, due 04/15/23[1]	200,000	200,000
Total United Kingdom corporate bonds		1,349,627
United States: 28.48%
AbbVie, Inc., 2.500%, due 05/14/20	240,000	245,683
3.200%, due 05/14/26	100,000	101,110
Actavis Funding SCS, 3.800%, due 03/15/25	220,000	228,910
ADT Corp., 3.500%, due 07/15/22	370,000	339,012
Alabama Power Co., 6.000%, due 03/01/39	60,000	79,598

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Ally Financial, Inc., 6.250%, due 12/01/17	$192,000	$201,120
Altria Group, Inc., 5.375%, due 01/31/44	140,000	179,616
9.950%, due 11/10/38	57,000	102,593
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	145,000	173,707
Anadarko Petroleum Corp., 4.500%, due 07/15/44	75,000	68,927
4.850%, due 03/15/21	180,000	190,930
Anheuser-Busch InBev Finance, Inc., 4.700%, due 02/01/36	300,000	337,519
4.900%, due 02/01/46	210,000	245,987
Apache Corp., 4.750%, due 04/15/43	110,000	113,160
Apple, Inc., 3.850%, due 05/04/43	170,000	170,805
AT&T, Inc., 2.800%, due 02/17/21	150,000	153,922
6.000%, due 08/15/40	185,000	216,181
AvalonBay Communities, Inc. REIT, 3.450%, due 06/01/25	150,000	157,270
Bank of America Corp., Series L, 2.650%, due 04/01/19	200,000	205,066
4.200%, due 08/26/24	320,000	330,935
6.110%, due 01/29/37	300,000	354,702
Barrick North America Finance LLC, 4.400%, due 05/30/21	60,000	64,609
BB&T Corp., 2.625%, due 06/29/20	400,000	413,231
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	120,000	145,541
Biogen, Inc., 4.050%, due 09/15/25	130,000	140,006
Boston Properties LP, REIT, 3.800%, due 02/01/24	340,000	365,144
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	439,664
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	325,000	349,375
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.579%, due 07/23/20[1]	350,000	365,938
Chevron Corp., 3.191%, due 06/24/23	220,000	233,767
	Face amount	Value
Cisco Systems, Inc., 5.900%, due 02/15/39	$120,000	$162,993
CIT Group, Inc., 5.500%, due 02/15/19[1]	280,000	292,950
Citigroup, Inc., 1.750%, due 05/01/18	260,000	261,143
5.500%, due 09/13/25	625,000	700,914
CNA Financial Corp., 4.500%, due 03/01/26	100,000	106,493
Comcast Corp., 6.950%, due 08/15/37	115,000	165,501
ConocoPhillips Co., 4.200%, due 03/15/21	120,000	129,610
5.950%, due 03/15/46	80,000	99,817
Consolidated Edison Co. of New York, Inc., 5.850%, due 03/15/36	155,000	199,737
CVS Health Corp., 5.125%, due 07/20/45	52,000	64,465
Devon Energy Corp., 5.000%, due 06/15/45	80,000	74,677
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.420%, due 06/15/21[1]	150,000	154,171
DISH DBS Corp., 7.875%, due 09/01/19	240,000	264,600
Dollar General Corp., 3.250%, due 04/15/23	210,000	218,045
Dominion Resources, Inc., 2.962%, due 07/01/19[2]	80,000	81,443
DR Horton, Inc., 4.000%, due 02/15/20	190,000	195,700
DTE Electric Co., 3.700%, due 03/15/45	125,000	132,600
Duke Energy Indiana LLC, 6.350%, due 08/15/38	70,000	98,588
Duke Energy Progress LLC, 3.000%, due 09/15/21	560,000	597,811
Edison International, 2.950%, due 03/15/23	140,000	143,541
Energy Transfer Partners LP, 7.500%, due 07/01/38	60,000	66,278
9.000%, due 04/15/19	310,000	346,535
Enterprise Products Operating LLC, 2.850%, due 04/15/21	100,000	103,331
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	276,715
ERP Operating LP, 4.500%, due 06/01/45	45,000	50,421
4.750%, due 07/15/20	75,000	83,162
Exelon Corp., 3.400%, due 04/15/26	80,000	83,653

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Exelon Generation Co. LLC, 2.950%, due 01/15/20	$410,000	$421,785
Exxon Mobil Corp., 4.114%, due 03/01/46	150,000	168,824
FedEx Corp., 3.875%, due 08/01/42	190,000	186,622
Flextronics International Ltd., 5.000%, due 02/15/23	260,000	271,862
Florida Power & Light Co., 5.950%, due 02/01/38	120,000	164,740
Ford Motor Co., 7.450%, due 07/16/31	175,000	233,902
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	185,000	220,662
Frontier Communications Corp., 8.500%, due 04/15/20	250,000	265,312
General Electric Co., 4.650%, due 10/17/21	175,000	200,428
Series A, 6.750%, due 03/15/32	160,000	224,655
General Motors Co., 6.600%, due 04/01/36	100,000	114,727
General Motors Financial Co., Inc., 3.100%, due 01/15/19	170,000	173,665
3.700%, due 11/24/20	170,000	174,676
Georgia-Pacific LLC, 8.000%, due 01/15/24	45,000	60,139
Gilead Sciences, Inc., 4.750%, due 03/01/46	200,000	227,094
Goldman Sachs Group, Inc., 2.875%, due 02/25/21	310,000	317,792
5.150%, due 05/22/45	40,000	41,683
5.750%, due 01/24/22	250,000	290,446
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	250,000	306,868
Home Depot, Inc., 3.350%, due 09/15/25	110,000	119,937
Illinois Tool Works, Inc., 3.500%, due 03/01/24	140,000	153,437
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	100,095
International Business Machines Corp., 2.250%, due 02/19/21	160,000	165,002
International Lease Finance Corp., 7.125%, due 09/01/18[1]	210,000	230,567
International Paper Co., 3.800%, due 01/15/26	130,000	136,495
	Face amount	Value
John Deere Capital Corp., 2.450%, due 09/11/20	$120,000	$123,950
JPMorgan Chase & Co., 3.875%, due 09/10/24	440,000	455,239
4.625%, due 05/10/21	290,000	322,325
Kimberly-Clark Corp., 3.625%, due 08/01/20	95,000	104,031
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	260,000	275,369
6.500%, due 09/01/39	175,000	183,122
Kraft Heinz Foods Co., 5.200%, due 07/15/45[1]	170,000	201,444
Kroger Co., 3.850%, due 08/01/23	260,000	285,443
Lennar Corp., 4.750%, due 05/30/25	220,000	213,400
Lowe's Cos., Inc., 4.650%, due 04/15/42	100,000	116,606
Masco Corp., 3.500%, due 04/01/21	110,000	112,233
4.450%, due 04/01/25	170,000	175,967
McDonald's Corp., 2.100%, due 12/07/18	100,000	102,337
Medtronic, Inc., 4.375%, due 03/15/35	234,000	263,871
MetLife, Inc., 4.125%, due 08/13/42	70,000	69,734
Microsoft Corp., 2.375%, due 02/12/22	180,000	186,081
4.450%, due 11/03/45	100,000	112,472
Morgan Stanley, 4.350%, due 09/08/26	200,000	209,333
4.875%, due 11/01/22	160,000	175,231
Series J, 5.550%, due 07/15/20[3,4]	240,000	237,744
5.625%, due 09/23/19	195,000	216,354
National Rural Utilities Cooperative Finance Corp., 2.300%, due 11/01/20	120,000	123,792
Navient Corp., 8.000%, due 03/25/20	10,000	10,219
NBCUniversal Media LLC, 4.375%, due 04/01/21	90,000	100,862
Northern States Power Co., 3.600%, due 05/15/46	80,000	84,182
NRG Energy, Inc., 8.250%, due 09/01/20	30,000	30,900
Occidental Petroleum Corp., Series 1, 4.100%, due 02/01/21	75,000	82,105
Oracle Corp., 2.500%, due 05/15/22	170,000	173,712
5.375%, due 07/15/40	130,000	157,283

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Pacific Gas & Electric Co., 2.950%, due 03/01/26	$90,000	$93,772
5.800%, due 03/01/37	85,000	110,969
PacifiCorp, 6.000%, due 01/15/39	120,000	162,321
PepsiCo, Inc., 4.875%, due 11/01/40	65,000	77,513
Pfizer, Inc., 7.200%, due 03/15/39	160,000	243,582
Philip Morris International, Inc., 2.900%, due 11/15/21	180,000	190,164
PNC Funding Corp., 3.300%, due 03/08/22	340,000	361,636
Principal Financial Group, Inc., 8.875%, due 05/15/19	330,000	391,584
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	250,000	241,250
QVC, Inc., 4.450%, due 02/15/25	240,000	241,442
Realogy Group LLC, 5.250%, due 12/01/21[1]	245,000	250,819
Reynolds American, Inc., 5.700%, due 08/15/35	70,000	85,239
Seagate HDD Cayman, 5.750%, due 12/01/34	190,000	133,475
Sempra Energy, 4.050%, due 12/01/23	220,000	238,104
9.800%, due 02/15/19	195,000	234,710
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	267,400
Sprint Corp., 7.250%, due 09/15/21	10,000	8,525
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	220,000	224,556
SunTrust Bank, 7.250%, due 03/15/18	185,000	201,637
SunTrust Banks, Inc., 2.900%, due 03/03/21	215,000	222,630
Synchrony Financial, 4.500%, due 07/23/25	140,000	145,169
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	148,903
Texas Instruments, Inc., 1.650%, due 08/03/19	70,000	70,922
1.850%, due 05/15/22	120,000	120,192
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	125,000	163,052
	Face amount	Value
Time Warner, Inc., 2.950%, due 07/15/26	$100,000	$100,808
Union Pacific Corp., 4.050%, due 11/15/45	90,000	97,541
UnitedHealth Group, Inc., 4.625%, due 07/15/35	170,000	197,548
USG Corp., 5.875%, due 11/01/21[1]	100,000	104,625
6.300%, due 11/15/16	150,000	153,043
Valero Energy Corp., 6.625%, due 06/15/37	160,000	175,026
Verizon Communications, Inc., 2.406%, due 09/14/18[3]	170,000	174,242
4.522%, due 09/15/48	304,000	314,012
Virginia Electric & Power Co., 3.450%, due 09/01/22	130,000	139,779
Walt Disney Co., 2.150%, due 09/17/20	100,000	103,509
4.125%, due 06/01/44	110,000	125,006
Wells Fargo & Co., 5.375%, due 11/02/43	190,000	221,489
Williams Partners LP, 4.300%, due 03/04/24	230,000	216,461
Wyndham Worldwide Corp., 5.625%, due 03/01/21	249,000	278,022
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	220,000	224,040
Total United States corporate bonds		29,000,395
Total corporate bonds (cost $34,357,794)		35,502,576
Asset-backed securities: 8.73%
United States: 8.73%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.420%, due 05/08/18	115,699	115,801
Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	403,463
Series 2013-5, Class D, 2.860%, due 12/09/19	450,000	457,235
Series 2012-2, Class D, 3.380%, due 04/09/18	242,144	242,576
Capital Auto Receivables Asset Trust, Series 2013-3, Class A4, 1.680%, due 04/20/18	510,000	510,722
Series 2013-3, Class B, 2.320%, due 07/20/18	550,000	553,407
Series 2016-1, Class D, 4.030%, due 08/21/23	775,000	798,145

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Drive Auto Receivables Trust, Series 2016-BA, Class A2, 1.380%, due 08/15/18[1]	$325,000	$324,973
Series 2016-BA, Class C, 3.190%, due 07/15/22[1]	225,000	225,451
Series 2015-BA, Class D, 3.840%, due 07/15/21[1]	725,000	719,488
Series 2015-CA, Class D, 4.200%, due 09/15/21[1]	550,000	549,598
Series 2015-DA, Class D, 4.590%, due 01/17/23[1]	450,000	453,275
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	525,000	528,427
Hyundai Auto Receivables Trust, Series 2012-B, Class C, 1.950%, due 10/15/18	525,000	525,726
John Deere Owner Trust, Series 2013-A, Class A4, 0.770%, due 07/15/19	340,633	340,519
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.200%, due 12/17/18	141,674	141,692
Series 2014-2, Class D, 2.760%, due 02/18/20	625,000	634,309
Series 2016-2, Class D, 3.390%, due 04/15/22	150,000	151,727
Series 2012-4, Class D, 3.500%, due 06/15/18	606,000	611,831
Series 2012-2, Class D, 3.870%, due 02/15/18	595,087	596,816
Total asset-backed securities (cost $8,844,263)		8,885,181
Commercial mortgage-backed securities: 9.45%
United States: 9.45%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	250,000	281,737
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.442%, due 12/15/27[1,3]	250,000	243,908
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.192%, due 06/15/31[1,3]	425,000	419,265
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4, 3.329%, due 04/15/49	450,000	480,467
	Face amount	Value
Series 2015-GC33, Class AS, 4.114%, due 09/10/58	$600,000	$659,674
Series 2015-GC29, Class C, 4.115%, due 04/10/48[3]	250,000	247,053
Commercial Mortgage Loan Trust, Series 2015-DC1, Class C, 4.353%, due 02/10/48[3]	350,000	342,258
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[1,3]	650,000	665,269
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.738%, due 11/15/48[3]	400,000	390,539
CSMC Trust, Series 2015-DEAL, Class D, 3.542%, due 04/15/29[1,3]	597,000	575,309
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	600,000	602,351
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	287,911	292,613
FREMF Mortgage Trust, Series 2016-K55, Class B, 4.160%, due 04/25/49[1,3]	425,000	405,754
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, due 12/15/34[1,3]	525,000	531,066
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.342%, due 07/15/31[1,3]	625,000	602,315
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.942%, due 10/15/29[1,3]	725,000	703,235
Series 2014-FL5, Class D, 3.942%, due 07/15/31[1,3]	650,000	610,639
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 2.192%, due 11/15/30[1,3]	55,418	55,365
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.942%, due 11/15/27[1,3]	550,000	537,179
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096%, due 06/15/49	750,000	782,005
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 3.013%, due 11/15/29[1,3]	200,857	197,192
Total commercial mortgage-backed securities (cost $9,545,895)		9,625,193

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

		Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities: 48.24%
United States: 48.24%
Federal Home Loan Mortgage Corp. Gold Pools 3.000%, TBA		$4,125,000	$4,275,284
3.500	%, TBA	8,025,000	8,460,607
#A96140 4.000%, due 01/01/41		343,895	369,741
#G04913 5.000%, due 03/01/38		93,889	104,002
#G02922 5.500%, due 04/01/37		91,634	103,844
#G06381 5.500%, due 08/01/40		618,278	694,366
#C56030 6.000%, due 03/01/31		2,331	2,647
#C55783 6.500%, due 01/01/29		57,461	66,015
#C00410 8.000%, due 07/01/25		24,807	28,049
#C37436 8.000%, due 01/01/30		11,685	14,753
Federal National Mortgage Association Pools 3.000%, TBA		4,700,000	4,877,352
3.000	%, TBA	675,000	707,735
3.500	%, TBA	2,925,000	3,085,761
4.000	%, TBA	2,975,000	3,189,119
4.000	%, TBA	3,025,000	3,239,881
#AB2331 4.000%, due 02/01/41		264,983	284,947
#AS5669 4.000%, due 08/01/45		312,874	341,348
4.500	%, TBA	9,050,000	9,878,110
#889657 4.500%, due 09/01/37		301,148	331,390
#975213 5.000%, due 03/01/38		27,291	30,274
#890209 5.000%, due 05/01/40		11,698	13,010
#244450 5.500%, due 11/01/23		17,745	19,914
#555591, 5.500%, due 07/01/33		218,338	247,645
#901999 6.000%, due 11/01/36		102,524	117,340
#990686 6.000%, due 09/01/38		6,303	7,198
Government National Mortgage Association Pools, 3.000%, TBA		3,800,000	3,971,594
#G2 MA3735 3.000%, due 06/20/46		975,000	1,020,347
3.500	%, TBA	2,875,000	3,050,869
#G2 779424 4.000%, due 06/20/42		87,702	95,141
#AA8267 4.000%, due 07/15/42		309,823	337,470
#G2 2687 6.000%, due 12/20/28		12,359	14,202
#G2 508540 6.000%, due 02/20/34		127,266	137,838
#486873 6.500%, due 01/15/29		5,314	6,312
#338523 8.000%, due 12/15/22		1,274	1,399
Total mortgage & agency debt securities (cost $48,895,268)			49,125,504
Municipal bonds: 1.70%
Los Angeles Unified School District, 6.758%, due 07/01/34		250,000	360,350
	Face amount	Value
Metropolitan Transportation Authority Revenue Bonds, Series A, 6.668%, due 11/15/39	$95,000	$136,885
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	423,718
7.550%, due 04/01/39	105,000	166,142
State of Illinois, GO Bonds, 5.877%, due 03/01/19	595,000	643,826
Total municipal bonds (cost $1,459,870)		1,730,921
US government obligations: 10.10%
Israel Government AID Bond, 5.500%, due 09/18/33	400,000	562,599
Private Export Funding Corp., Series MM, 2.300%, due 09/15/20	550,000	565,991
Tennessee Valley Authority, 2.875%, due 09/15/24	320,000	347,359
US Treasury Bonds, 2.500%, due 02/15/46	1,526,000	1,590,438
2.500%, due 05/15/46	225,000	234,730
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/21[5]	1,000,000	1,034,590
0.625%, due 01/15/26[5]	1,140,000	1,209,059
US Treasury Notes, 1.375%, due 06/30/23	1,800,000	1,809,562
1.625%, due 02/15/26[6]	165,000	166,959
1.625%, due 05/15/26	2,730,000	2,764,977
Total US government obligations (cost $10,109,491)		10,286,264
Non-US government obligations: 4.17%
Brazil: 1.56%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]	800,000	793,600
Federative Republic of Brazil, 6.000%, due 04/07/26	735,000	796,740
		1,590,340
Chile: 0.23%
Republic of Chile, 3.250%, due 09/14/21	220,000	234,850
Colombia: 0.39%
Republic of Colombia, 5.625%, due 02/26/44	200,000	222,000
8.125%, due 05/21/24	130,000	169,000
		391,000

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Germany: 0.14%
KFW, 3.017%, due 04/18/36[7]	$235,000	$140,908
Indonesia: 0.13%
Republic of Indonesia, 5.875%, due 03/13/20[1]	120,000	133,529
Mexico: 0.60%
United Mexican States, 4.000%, due 10/02/23	450,000	484,875
6.750%, due 09/27/34	95,000	127,680
		612,555
Panama: 0.12%
Republic of Panama, 8.875%, due 09/30/27	85,000	124,100
Peru: 0.66%
Peruvian Government International Bond, 4.125%, due 08/25/27	105,000	115,500
7.350%, due 07/21/25	410,000	558,625
		674,125
Poland: 0.08%
Republic of Poland, 5.000%, due 03/23/22	75,000	84,375
Turkey: 0.26%
Republic of Turkey, 6.750%, due 04/03/18	240,000	257,868
Total non-US government obligations (cost $4,096,798)		4,243,650
Total bonds (cost $117,309,379)		119,399,289
	Shares
Short-term investment: 23.82%
Investment company: 23.82%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $24,255,630)	24,255,630	24,255,630
	Number of contracts	Value
Options purchased: 0.20%
Call options: 0.13%
3 Year Euro-Dollar Midcurve, strike @ USD 99.13, expires December 2016	123	$68,419
30 Year US Treasury Notes, strike @ USD 168.00, expires July 2016	13	61,750
		130,169
Put options: 0.03%
10 Year US Treasury Notes, strike @ USD 129.00, expires August 2016	29	3,625
30 Year US Treasury Notes, strike @ USD 168.00, expires July 2016	13	5,281
	Face amount covered by contracts
Foreign Exchange Option, Buy USD/INR, strike @ INR 67.80, expires August 2016, counterparty: MLI	$1,230,000	9,045
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 18.10, expires October 2016, counterparty: CITI	1,230,000	19,209
		37,160
	Notional amount
Options purchased on credit default swaps on credit indices: 0.04%[8]
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG. Series 26 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI	12,200,000	8,480

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

	Notional amount		Value
Options purchased—(Concluded)
Options purchased on credit default swaps on credit indices—(Concluded)
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI	EUR	11,500,000	$31,050
			39,530
Total options purchased (cost $276,776)			206,859
Total investments: 141.27% (cost $141,841,785)			143,861,778
Liabilities, in excess of cash and other assets: (41.27%)			(42,030,667)
Net assets: 100.00%			$101,831,111

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,561,070
Gross unrealized depreciation	(541,077)
Net unrealized appreciation of investments	$2,019,993

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 46. Portfolio footnotes begin on page 45.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	1,350,000	USD	1,523,502	07/20/16	$24,521
JPMCB	USD	2,029,101	NOK	16,750,000	07/20/16	(27,640)
MSC	GBP	685,000	USD	932,658	07/20/16	20,648
MSC	GBP	740,000	USD	977,759	07/20/16	(7,478)
MSC	NOK	4,200,000	USD	496,504	07/20/16	(5,355)
Net unrealized appreciation on forward foreign currency contracts						$4,696

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US 10 Year Ultra Bond, 6 contracts (USD)	September 2016	$842,985	$874,031	$31,046
2 Year US Treasury Notes, 43 contracts (USD)	September 2016	9,364,972	9,431,109	66,137
10 Year US Treasury Notes, 33 contracts (USD)	September 2016	4,288,055	4,388,484	100,429
US Treasury futures sell contracts:
US Long Bond, 9 contracts (USD)	September 2016	(1,543,815)	(1,551,094)	(7,279)
US Ultra Bond, 5 contracts (USD)	September 2016	(913,055)	(931,875)	(18,820)
5 Year US Treasury Notes, 89 contracts (USD)	September 2016	(10,695,712)	(10,872,601)	(176,889)
Interest rate futures sell contracts:
Euro-Bobl, 3 contracts (EUR)	September 2016	(440,367)	(444,788)	(4,421)
Net unrealized depreciation on futures contracts				$(9,797)

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation
GSI	The Procter & Gamble Co., bond, 1.600%, due 11/15/18	USD	670,000	12/20/20	1.000%	$23,425	$(23,211)	$214

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[13]
MLI	CMBX.NA.BB. Series 6 Index	USD	237,500	05/11/63	5.000%	$(626)	$(32,373)	$(32,999)	6.234%
MLI	CMBX.NA.BB. Series 6 Index	USD	862,500	05/11/63	5.000	(26,934)	(117,567)	(144,501)	6.234
MSC	CMBX.NA.AA. Series 9 Index	USD	1,250,000	09/17/58	1.500	89,995	(115,793)	(25,798)	2.131
						$62,435	$(265,733)	$(203,298)

Total return swap agreements8

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
MSC	EUR	600,000	12/20/16	3 month EURIBOR	—[14]	$(142)	$(112)	$(254)

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized depreciation
CAD	3,850,000	05/13/21	1.023%	3 month BA	$(16,101)	$(16,101)
USD	3,570,000	11/30/22	1.902	3 month USD LIBOR	(178,809)	(178,809)
					$(194,910)	$(194,910)

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 123 contracts, strike @ USD 99.00	December 2016	$33,395	$(61,500)
Foreign Exchange Option, Sell USD/MXN, 1,230,000 contracts, strike @ MXN 19.00, counterparty: CITI	October 2016	26,835	(26,269)
Put options
Foreign Exchange Option, Sell USD/EUR, 2,450,000 contracts, strike @ EUR 0.88, counterparty: MLI	August 2016	46,944	(17,036)
Foreign Exchange Option, Sell USD/EUR, 2,450,000 contracts, strike @ EUR 0.87, counterparty: CITI	September 2016	26,068	(14,746)
Options written on credit default swaps on credit indices[8]
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 26 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: JPMCB, Notional Amount USD 2,450,000	September 2016	9,555	(12,046)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 26 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount USD 12,200,000	September 2016	37,820	(12,011)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount EUR 1,070,000	September 2016	7,077	(6,412)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount EUR 11,500,000	July 2016	29,114	(6,551)
Total options written		$216,808	$(156,571)

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

Written options activity for the period ended June 30, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2015	200	$161,800
Options written	152	47,400
Options terminated in closing purchase transactions	(129)	(94,905)
Options expired prior to exercise	(100)	(80,900)
Options outstanding at June 30, 2016	123	$33,395

Written swaptions and foreign exchange options activity for the period ended June 30, 2016 was as follows:

Swaptions & foreign exchange options outstanding at December 31, 2015	$186,476
Swaptions & foreign exchange options written	454,664
Swaptions & foreign exchange options terminated in closing purchase transactions	(457,727)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at June 30, 2016	$183,413

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$35,502,576	$—	$35,502,576
Asset-backed securities	—	8,885,181	—	8,885,181
Commercial mortgage-backed securities	—	9,625,193	—	9,625,193
Mortgage & agency debt securities	—	49,125,504	—	49,125,504
Municipal bonds	—	1,730,921	—	1,730,921
US government obligations	—	10,286,264	—	10,286,264
Non-US government obligations	—	4,243,650	—	4,243,650
Short-term investment	—	24,255,630	—	24,255,630
Options purchased	139,075	67,784	—	206,859
Forward foreign currency contracts	—	45,169	—	45,169
Futures contracts	197,612	—	—	197,612
Total	$336,687	$143,767,872	$—	$144,104,559
Liabilities
Forward foreign currency contracts	$—	$(40,473)	$—	$(40,473)
Futures contracts	(207,409)	—	—	(207,409)
Swap agreements, at value	—	(483,966)	—	(483,966)
Options written	(61,500)	(95,071)	—	(156,571)
Total	$(268,909)	$(619,510)	$—	$(888,419)

At June 30, 2016, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2016 (unaudited)

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $13,937,351 or 13.69% of net assets.

2  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2016. Maturity date disclosed is the ultimate maturity date.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  All or a portion of these securities have been designated as collateral for open swap agreements.

7  Rate shown is the discount rate at the date of purchase.

8  Illiquid investment as of June 30, 2016.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

10  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

14  Payment is based on the performance of the underlying Markit iBoxx EUR Liquid High Yield Index.

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2016 (unaudited)

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corp.

ACG-ICC  Agency Insured Custody Certificate

AMBAC  American Municipal Bond Assurance Corp.

BA  Canadian Bankers' Acceptance Rate

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Co.

GDR  Global Depositary Receipt

GO  General Obligation

LIBOR  London Interbank Offered Rate

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co.

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2016 (unaudited)

	Beginning account value January 1, 2016	Ending account value June 30, 2016	Expenses paid during period* 01/01/16 – 06/30/16
Series G
Actual	$1,000.00	$959.10	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	—
Series M
Actual	1,000.00	1,046.60	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	—
Series S
Actual	1,000.00	1,073.30	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	—
Series T
Actual	1,000.00	1,048.30	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

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SMA Relationship Trust

Financial statements

Statement of assets and liabilities
June 30, 2016 (unaudited)

	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$158,798,812	$224,781,879
Foreign currency	1,450,119	—
	$160,248,931	$224,781,879
Investments, at value:
Unaffiliated issuers	$148,389,245	$237,248,390
Foreign currency	1,449,228	—
Receivables:
Investment securities sold	1,232,136	1,910,365
Dividends and interest	181,121	2,593,348
Fund shares sold	222,326	11,277
Foreign tax reclaims	283,911	—
Due from Custodian	—	—
Variation margin on centrally cleared swap agreements	—	—
Cash collateral for futures contracts	—	—
Cash collateral for swap agreements	—	—
Unrealized appreciation on forward foreign currency contracts	606,987	—
Total assets	152,364,954	241,763,380
Liabilities:
Payables:
Investment securities purchased	1,492,380	4,802,168
Fund shares redeemed	934,529	228,774
Due to broker	—	—
Variation margin on futures contracts	—	—
Options written, at value[1]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	403,638	—
Total liabilities	2,830,547	5,030,942
Net assets	$149,534,407	$236,732,438
Net assets consist of:
Beneficial interest	$212,297,918	$226,198,831
Accumulated undistributed net investment income	3,033,564	10,716
Accumulated net realized loss	(55,561,827)	(1,943,620)
Net unrealized appreciation (depreciation)	(10,235,248)	12,466,511
Net assets	$149,534,407	$236,732,438
Shares outstanding	18,742,119	20,423,836
Net asset value, offering and redemption proceeds per share	$7.98	$11.59

1  Premiums received by Series T were $216,808.

2  Net upfront payments received by Series T were $85,718.

SMA Relationship Trust

Financial statements

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$60,493,324	$141,841,785
Foreign currency	—	113,008
	$60,493,324	$141,954,793
Investments, at value:
Unaffiliated issuers	$63,429,320	$143,861,778
Foreign currency	—	112,860
Receivables:
Investment securities sold	441,037	57,095,361
Dividends and interest	45,426	529,539
Fund shares sold	216,697	852,882
Foreign tax reclaims	—	—
Due from Custodian	—	233,917
Variation margin on centrally cleared swap agreements	—	101,255
Cash collateral for futures contracts	—	73,000
Cash collateral for swap agreements	—	138,263
Unrealized appreciation on forward foreign currency contracts	—	45,169
Total assets	64,132,480	203,044,024
Liabilities:
Payables:
Investment securities purchased	316,495	100,566,753
Fund shares redeemed	325,773	97,271
Due to broker	—	53,015
Variation margin on futures contracts	—	9,774
Options written, at value[1]	—	156,571
Outstanding swap agreements, at value[2]	—	289,056
Unrealized depreciation on forward foreign currency contracts	—	40,473
Total liabilities	642,268	101,212,913
Net assets	$63,490,212	$101,831,111
Net assets consist of:
Beneficial interest	$60,140,745	$351,383,193
Accumulated undistributed net investment income	554,599	2,218,138
Accumulated net realized loss	(141,128)	(253,447,606)
Net unrealized appreciation (depreciation)	2,935,996	1,677,386
Net assets	$63,490,212	$101,831,111
Shares outstanding	5,861,704	21,486,897
Net asset value, offering and redemption proceeds per share	$10.83	$4.74

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of operations

For the six months ended June 30, 2016 (unaudited)

	Series G	Series M
Investment income:
Dividends and other	$3,171,684	$5,290
Interest	—	3,225,648
Foreign tax withheld	(275,486)	—
Net investment income	2,896,198	3,230,938
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,828,815)	3,569,273
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	434,676	—
Foreign currency transactions	257,930	—
Net realized gain (loss)	(7,136,209)	3,569,273
Change in net unrealized appreciation (depreciation) on:
Investments	(509,489)	3,978,584
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	219,106	—
Translation of other assets and liabilities denominated in foreign currency	(1,460)	—
Change in net unrealized appreciation (depreciation)	(291,843)	3,978,584
Net realized and unrealized gain (loss) from investment activities	(7,428,052)	7,547,857
Net increase (decrease) in net assets resulting from operations	$(4,531,854)	$10,778,795

SMA Relationship Trust

Financial statements

	Series S	Series T
Investment income:
Dividends and other	$554,599	$31,214
Interest	—	1,244,490
Foreign tax withheld	—	—
Net investment income	554,599	1,275,704
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,158,385)	478,618
Futures contracts	—	124,663
Options written	—	162,451
Swap agreements	—	(594,548)
Forward foreign currency contracts	—	(394)
Foreign currency transactions	—	6,674
Net realized gain (loss)	(1,158,385)	177,464
Change in net unrealized appreciation (depreciation) on:
Investments	5,838,878	3,525,955
Futures contracts	—	40,517
Options written	—	(56,504)
Swap agreements	—	(241,355)
Forward foreign currency contracts	—	(56,404)
Translation of other assets and liabilities denominated in foreign currency	—	(1,754)
Change in net unrealized appreciation (depreciation)	5,838,878	3,210,455
Net realized and unrealized gain (loss) from investment activities	4,680,493	3,387,919
Net increase (decrease) in net assets resulting from operations	$5,235,092	$4,663,623

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets

	Series G		Series M
	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015
From operations:
Net investment income	$2,896,198	$2,686,087	$3,230,938	$6,549,824
Net realized gain (loss)	(7,136,209)	(7,473,172)	3,569,273	2,221,560
Change in net unrealized appreciation (depreciation)	(291,843)	(6,326,434)	3,978,584	1,497,175
Net increase (decrease) in net assets from operations	(4,531,854)	(11,113,519)	10,778,795	10,268,559
Dividends and distributions to shareholders from:
Net investment income	—	(1,402,723)	(3,225,552)	(6,546,236)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	—	(1,402,723)	(3,225,552)	(6,546,236)
From beneficial interest transactions:
Proceeds from shares sold	43,972,365	110,111,890	28,297,561	63,347,897
Cost of shares redeemed	(33,026,757)	(33,029,297)	(36,153,430)	(42,207,700)
Net increase (decrease) in net assets resulting from beneficial interest transactions	10,945,608	77,082,593	(7,855,869)	21,140,197
Increase (decrease) in net asset	6,413,754	64,566,351	(302,626)	24,862,520
Net assets:
Net assets, beginning of period	143,120,653	78,554,302	237,035,064	212,172,544
Net assets, end of period	$149,534,407	$143,120,653	$236,732,438	$237,035,064
Accumulated undistributed net investment income	$3,033,564	$137,366	$10,716	$5,330

SMA Relationship Trust

Financial statements

	Series S		Series T
	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015
From operations:
Net investment income	$554,599	$1,136,612	$1,275,704	$2,492,052
Net realized gain (loss)	(1,158,385)	7,427,033	177,464	420,408
Change in net unrealized appreciation (depreciation)	5,838,878	(10,005,061)	3,210,455	(2,509,088)
Net increase (decrease) in net assets from operations	5,235,092	(1,441,416)	4,663,623	403,372
Dividends and distributions to shareholders from:
Net investment income	—	(1,198,199)	(1,278,469)	(3,461,622)
Net realized gain	—	(8,097,865)	—	—
Total dividends and distributions to shareholders	—	(9,296,064)	(1,278,469)	(3,461,622)
From beneficial interest transactions:
Proceeds from shares sold	13,218,040	66,136,029	8,383,124	22,026,443
Cost of shares redeemed	(9,421,056)	(59,673,388)	(17,430,905)	(21,380,852)
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,796,984	6,462,641	(9,047,781)	645,591
Increase (decrease) in net asset	9,032,076	(4,274,839)	(5,662,627)	(2,412,659)
Net assets:
Net assets, beginning of period	54,458,136	58,732,975	107,493,738	109,906,397
Net assets, end of period	$63,490,212	$54,458,136	$101,831,111	$107,493,738
Accumulated undistributed net investment income	$554,599	$—	$2,218,138	$2,220,903

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016	Year ended December 31,				For the period ended December 31,
	(unaudited)	2015	2014	2013	2012	2011[3]
Net asset value, beginning of period	$8.32	$8.93	$10.19	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.20	0.21	0.19	0.19	0.09
Net realized and unrealized gain (loss)	(0.48)	(0.73)	(1.29)	1.53	1.32	(2.61)
Total income (loss) from investment operations	(0.34)	(0.53)	(1.08)	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	—	(0.08)	(0.18)	(0.29)	(0.17)	(0.06)
Return of capital	—	—	—	—	—	(0.00)[4]
Total dividends/distributions	—	(0.08)	(0.18)	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$7.98	$8.32	$8.93	$10.19	$8.76	$7.42
Total investment return[2]	(4.09)%	(5.94)%	(10.60)%	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	3.68%[5]	2.26%	2.10%	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000's)	$149,534	$143,121	$78,554	$93,989	$116,421	$119,785
Portfolio turnover rate	30%	52%	146%	100%	110%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 6, 2011 (commencement of operations) through December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016	Year ended December 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.23	$11.05	$10.59	$10.97	$10.61	$9.86
Income (loss) from investment operations:
Net investment income[1]	0.16	0.32	0.31	0.27	0.33	0.36
Net realized and unrealized gain (loss)	0.36	0.18	0.47	(0.39)	0.36	0.75
Total income (loss) from investment operations	0.52	0.50	0.78	(0.12)	0.69	1.11
Dividends/distributions:
From net investment income	(0.16)	(0.32)	(0.32)	(0.26)	(0.33)	(0.36)
Net asset value, end of period	$11.59	$11.23	$11.05	$10.59	$10.97	$10.61
Total investment return[2]	4.66%	4.61%	7.40%	(1.05)%	6.55%	11.48%
Ratios to average net assets:
Net investment income	2.80%[3]	2.90%	2.87%	2.49%	2.99%	3.53%
Supplemental data:
Net assets, end of period (000's)	$236,732	$237,035	$212,173	$206,770	$166,821	$188,565
Portfolio turnover rate	38%	68%	80%	91%	65%	108%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016	Year ended December 31,				For the period ended December 31,
	(unaudited)	2015	2014	2013	2012	2011[4]
Net asset value, beginning of period	$10.09	$11.51	$13.35	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.14	0.13	0.17	0.08
Net realized and unrealized gain (loss)	0.65	(0.01)[3]	(0.20)	3.40	1.67	(1.60)
Total income (loss) from investment operations	0.74	0.15	(0.06)	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	—	(0.20)	(0.15)	(0.14)	(0.16)	(0.09)
From net realized gains	—	(1.37)	(1.63)	(0.11)	—	—
Return of capital	—	—	—	—	—	(0.00)[5]
Total dividends/distributions	—	(1.57)	(1.78)	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$10.83	$10.09	$11.51	$13.35	$10.07	$8.39
Total investment return[2]	7.33%	1.41%	(0.35)%	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.86%[6]	1.37%	1.07%	1.10%	1.79%	1.38%[6]
Supplemental data:
Net assets, end of period (000's)	$63,490	$54,458	$58,733	$74,481	$63,500	$39,856
Portfolio turnover rate	32%	145%	58%	54%	80%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  For the period May 2, 2011 (commencement of operations) through December 31, 2011.

5  Amount represents less than $0.005 per share.

6  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016	Year ended December 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$4.58	$4.72	$4.52	$4.68	$4.50	$4.34
Income (loss) from investment operations:
Net investment income[1]	0.06	0.11	0.11	0.04	0.13	0.17
Net realized and unrealized gain (loss)	0.16	(0.10)	0.22	(0.05)	0.20	0.19
Total income (loss) from investment operations	0.22	0.01	0.33	(0.01)	0.33	0.36
Dividends/distributions:
From net investment income	(0.06)	(0.15)	(0.13)	(0.15)	(0.15)	(0.20)
Net asset value, end of period	$4.74	$4.58	$4.72	$4.52	$4.68	$4.50
Total investment return[2]	4.83%	0.19%	7.47%	(0.32)%	7.53%	8.53%
Ratios to average net assets:
Net investment income	2.57%[3]	2.30%	2.29%	0.79%	2.80%	3.79%
Supplemental data:
Net assets, end of period (000's)	$101,831	$107,494	$109,906	$100,992	$104,269	$90,402
Portfolio turnover rate	539%	957%	788%	505%	460%	316%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total Investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Trust has four separate investment portfolios available for investment, each having its own investment objectives and policies: Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each series covered by this report is diversified except for SMA Relationship Trust—Series M, which is non-diversified. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is un-known, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC.

SMA Relationship Trust

Notes to financial statements (unaudited)

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. This may result in the investment being valued at a price different from the price that would have been determined had the evaluation method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor"), the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with head-quarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). This policy is intended to assure that each Funds' net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All in-

SMA Relationship Trust

Notes to financial statements (unaudited)

vestments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In May 2015 the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments

SMA Relationship Trust

Notes to financial statements (unaudited)

for which fair value is measured using the NAV per share practical expedient. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient, a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2016 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2016, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series T is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2016.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2016 is as follows:

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Series T
Forward foreign currency contracts	$—	$—	$45,169	$45,169
Futures contracts	197,612	—	—	197,612
Options purchased	139,075	39,530	28,254	206,859
Total value	$336,687	$39,530	$73,423	$449,640

SMA Relationship Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Series T
Forward foreign currency contracts	$—	$—	$(40,473)	$(40,473)
Futures contracts	(207,409)	—	—	(207,409)
Options written	(61,500)	(37,020)	(58,051)	(156,571)
Swap agreements	(194,910)	(289,056)	—	(483,966)
Total value	$(463,819)	$(326,076)	$(98,524)	$(888,419)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

Activities in derivative instruments during the period ended June 30, 2016, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(394)	$(394)
Futures contracts	124,663	—	—	124,663
Options purchased[2]	(185,570)	(8,560)	(140,906)	(335,036)
Options written	7,491	177,304	(22,344)	162,451
Swap agreements	(18,411)	(576,137)	—	(594,548)
Total net realized gain (loss)	$(71,827)	$(407,393)	$(163,644)	$(642,864)
Change in net unrealized appreciation (depreciation)[3]
Forward foreign currency contracts	$—	$—	$(56,404)	$(56,404)
Futures contracts	40,517	—	—	40,517
Options purchased[2]	172,236	(51,745)	46,210	166,701
Options written	(100,531)	10,659	33,368	(56,504)
Swap agreements	(224,031)	(17,324)	—	(241,355)
Total change in net unrealized appreciation (depreciation)	$(111,809)	$(58,410)	$23,174	$(147,045)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments.

3  Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

SMA Relationship Trust

Notes to financial statements (unaudited)

Series G had net realized gain of $434,676 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $219,106 on forward foreign currency contracts related to foreign exchange risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

Series G

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	606,987	(403,638)
Total gross amount of assets and liabilities subject to MNA or similar agreements	606,987	(403,638)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	34,227	(1,837)	—	32,390
CSI	21,358	(21,358)	—	—
JPMCB	551,402	(374,076)	—	177,326
Total	606,987	(397,271)	—	209,716
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(1,837)	1,837	—	—
CSI	(27,725)	21,358	—	(6,367)
JPMCB	(374,076)	374,076	—	—
Total	(403,638)	397,271	—	(6,367)

SMA Relationship Trust

Notes to financial statements (unaudited)

Series T

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	45,169	(40,473)
Futures contracts[1]	197,612	(207,409)
Options purchased	206,859	—
Options written	—	(156,571)
Swap agreements[1]	—	(483,966)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	449,640	(888,419)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(336,687)	463,819
Total gross amount of assets and liabilities subject to MNA or similar agreements	112,953	(424,600)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CITI	19,209	(19,209)	—	—
JPMCB	24,521	(24,521)	—	—
MLI	48,575	(48,575)	—	—
MSC	20,648	(20,648)	—	—
Total	112,953	(112,953)	—	—
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CITI	(41,015)	19,209	—	(21,806)
GSI	(23,211)	—	—	(23,211)
JPMCB	(39,686)	24,521	—	(15,165)
MLI	(191,950)	48,575	—	(143,375)
MSC	(128,738)	20,648	—	(108,090)
Total	(424,600)	112,953	—	(311,647)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date

SMA Relationship Trust

Notes to financial statements (unaudited)

as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent

SMA Relationship Trust

Notes to financial statements (unaudited)

that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Series T may from time to time purchase mortgage-backed securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: The Funds may engage in swap agreements, including, but not limited to, interest rate, currency and total return swap agreements. Series M and Series T may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than

SMA Relationship Trust

Notes to financial statements (unaudited)

if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

SMA Relationship Trust

Notes to financial statements (unaudited)

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. The maximum payout for SMA Relationship Trust—Series T written put options is $4,760,840 at June 30, 2016.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may

SMA Relationship Trust

Notes to financial statements (unaudited)

pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program: Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2016, there were no recaptured commissions.

2. Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to SMA Relationship Trust—Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2016 have been included near the end of each Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2016, were as follows:

Fund	Amount
Series G	$2,629

3. Purchases and sales of securities

For the period ended June 30, 2016, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency [UBS, consider removing "and agency" securities, as these are included in long term P&S; Only US Government (i.e. Treasury) securities are broken out] securities, were as follows:

Fund	Purchases	Sales proceeds
Series G	$60,544,787	$47,129,563
Series M	84,613,059	84,577,671
Series S	21,546,461	18,740,493
Series T	514,922,067	514,306,793

For the period ended June 30, 2016, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$74,205,305	$69,937,170

4. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	2015
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$1,402,723	$—	$1,402,723
Series M	6,546,236[1]	—	6,546,236
Series S	2,860,386	6,435,678	9,296,064
Series T	3,461,622	—	3,461,622

1  $6,541,946 considered tax-exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for current fiscal year will be determined after the Trust's fiscal year ending December 31, 2016.

SMA Relationship Trust

Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At December 31, 2015, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$45,636,744	$1,475,097	$47,111,841
Series T	469,271	6,276,645	6,745,916

At December 31, 2015, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2016	2017	2018
Series M	$—	$5,512,070	$—
Series T	109,991,161	115,570,788	21,332,904

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2015, the following Fund incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series S	$—	$2,256,998	$—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2016 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended June 30, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Line of credit

The Trust and certain other funds managed by UBS AM entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM

SMA Relationship Trust

Notes to financial statements (unaudited)

("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, which are allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the six months ended June 30, 2016, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
Series M	$6,255,142	5	$1,240	1.43%

At June 30, 2016, there were no borrowings outstanding.

6. Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. For the period ended June 30, 2016 and year ended December 31, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2016
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series G	5,744,109	(4,197,894)	1,546,215
Series M	2,483,627	(3,175,098)	(691,471)
Series S	1,393,660	(928,403)	465,257
Series T	1,802,450	(3,767,490)	(1,965,040)
	Year ended December 31, 2015
Fund	Shares sold	Shares repurchased	Net increase in shares outstanding
Series G	12,226,081	(3,822,623)	8,403,458
Series M	5,750,984	(3,832,909)	1,918,075
Series S	5,431,719	(5,138,420)	293,299
Series T	4,710,246	(4,560,705)	149,541

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 2 and 3, 2016 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). The Board of the Trust, including the Independent Trustees, also considered the approval of the investment sub-advisory agreement (the "Sub-Advisory Agreement") (the Advisory Agreements together with the Sub-Advisory Agreement" may be collectively referred to as "Advisory Agreements") between the Trust and Manulife Asset Management (US) LLC ("Sub-Advisor") for the Series S series of the Trust. Prior to the Meeting, the Independent Trustees' counsel had sent to each of the Advisor and Sub-Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements and Sub-Advisory Agreement, respectively. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 24, 2016, June 2, 2016 and June 3, 2016, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor, and if applicable, the Sub-Advisor, to the Fund; (ii) the performance of the Fund and the Advisor, and if applicable, the Sub-Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor, and if applicable the Sub-Advisor, and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor and, if applicable, the Sub-Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

With respect to Series S, the Board also considered the scope and depth of the Sub-Advisor's organization and the experience and expertise of the professionals currently providing investment sub-advisory services to Series S. The

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

Board considered that the Sub-Advisor was a large, well-established asset management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Sub-Advisor's specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which the Sub-Advisor provides advisory services.

After analyzing the services provided by the Advisor, and if applicable, the Sub-Advisor, to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series M, Series S and Series T, had appeared in one of the top two performance quintiles for the one-year performance period. At the Board's request, the Advisor addressed the performance data for Series G, which had appeared in one of the lower performance quintiles for the one-year performance period.

The Advisor addressed the relative underperformance of Series G with respect to the Fund's peers. Series G's weaker relative performance as compared to its peer universe was primarily due to the Fund's stock selection that favored value stocks and cyclical sector stocks that underperformed during the one-year performance period. The Advisor noted that Series G's performance for the three months ended May 31, 2016, had been much more favorable. The Advisor then discussed recent changes in investment leadership that should help to address the performance issues of Series G.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund, including changes in investment leadership.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

With respect to Series S, the Board also reviewed and considered the contractual sub-advisory fee paid by the Advisor to Sub-Advisor in light of the nature, extent, and quality of the sub-advisory services provided by the Advisor. The Board noted that the sub-advisory fee to be paid to by the Advisor was less than the management fees paid by a comparable fund and account to the Sub-Advisor for its services. After discussing the information about the comparable fund and account, the Board determined that the fees paid by the Advisor to the Sub-Advisor were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to the Sub-Advisor was fair and reasonable.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain invest-

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

ment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

In considering the profitability of the Sub-Advisor and its affiliates in providing services to Series S, the Board noted that the sub-advisory fee is paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered "fall-out" or ancillary benefits to the Sub-Advisor and its affiliates as the result of their relationships with Series S. The Advisor noted that the Sub-Advisor's relationship with Series S was limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that the Sub-Advisor does not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that the Sub-Advisor may receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Upon examining all information provided by the Sub-Advisor, the Board concluded that the level of profits realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement. With respect to Series S, the Board also concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to Series S because the Fund does not pay the sub-advisory fee charged under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

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Trustees

Frank K. Reilly
Chairman

Adela Cepeda

E. Blake Moore, Jr.

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2016. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2016